                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                     pursuant to Section 5.07(b) of Sale and
             Servicing Agreement (capitalized terms used herein are
                         defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  November 26, 2004

(i)   Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------

(ii) Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                  $13,359,280.53
                  --------------------
                (  $ 0.0000297        , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------

(iii) Amount of interest being paid or distributed in respect of the Class A-1
      Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------

(iv) Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                  $1,593,344.23
                  --------------------
                (  $ 0.0000035        , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------

(v)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (2)  Distributed to Class A-2 Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------
        (3)  Balance on Class A-1 Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------
        (4)  Balance on Class A-2 Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------

(vi)    Payments made under the Cap Agreement on such date:                 $0.00
                                                           --------------------------------
                ( $0.00               with respect to the Class A-1 Notes,
                  --------------------
                ( $0.00               with respect to the Class A-2 Notes;
                  --------------------
                  and the total outstanding amount owed to the Cap Provider:          $0.00
                                                                            ----------------------

(vii)   Pool Balance at the end of the related Collection Period:      $284,601,304.44
                                                                  ---------------------------

(viii)  After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:          $0.00
                                                                  ----------------------
             (2)  Pool Factor for the Class A-1 Notes:                     -
                                                           -----------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:          $284,601,304.44
                                                                  ---------------------------
             (2)  Pool Factor for the Class A-2 Notes:       0.63244734
                                                           -----------------

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                                                                          Page 2
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

(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.7500000%     for the period
                  ---------------
             (2)  The Student Loan Rate was:         4.2352240%
                                                     -----------------------
        (b)  Note Interest Rate for the Class A-1 Notes:          1.8800000%     (Based on 3-Month LIBOR)
                                                               ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:          2.0700000%     (Based on 3-Month LIBOR)
                                                               ---------------

(x)          Amount of Master Servicing Fee for  related Collection Period:           $360,954.82
                                                                           ----------------------
                   $ 0.000003610      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000802      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xi)         Amount of Administration Fee for related Collection Period:              $3,000.00
                                                                           ----------------------
                   $ 0.000000030      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000007      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:     $549,197.75
                                                                                            ------------------
        (b)  Delinquent Contracts                           # Disb.     %                $ Amount        %
                                                            -------    ----            -----------     -----
             30-60 Days Delinquent                            552      2.06%           $ 6,242,429     2.66%
             61-90 Days Delinquent                            287      1.07%           $ 2,588,662     1.10%
             91-120 Days Delinquent                           144      0.54%           $ 1,790,120     0.76%
             More than 120 Days Delinquent                    158      0.59%           $ 3,226,584     1.38%
             Claims Filed Awaiting Payment                     58      0.22%           $   649,561     0.28%
                                                            -------    ----            -----------     -----
                TOTAL                                      1,199       4.48%           $ 14,497,356    6.18%
        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:   $        -
                                                                                             ---------------
        (d)  Reserve Account Balance                                                          $5,214,310
                                                                                             ---------------
             Draw for this Distribution Date                                                  $         -
                                                                                             ---------------

(xiii) Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date: $67,041.13
                                                                                           --------------------
(xiv)  Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:
        $0.00
       --------------------

(xv)   Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
       to the Securities Guaranty Insurance Policy:        $0.00
                                                   ----------------------

(xvi)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:               $32,373.13
                                                                                     -------------------------

(xvii)  The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:             $0.00
                                                                                     -------------------------

(xviii) The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                $0.00
                                                                                     -------------------------

(xix)   The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                $0.00
        and the amount of any Termination Pymt either paid by or made to the Trust   -------------------------
        on such Distribution  Date:     $0.00
                                   --------------------

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